UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

New Beginnings Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39679	85-2642786
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

800 1st Street
Unit 1
Miami Beach, FL 33139
(Address of Principal Executive Offices) (Zip Code)

(917) 592-7979

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable warrant	NBA.U	NYSE American, LLC
Common Stock, par value $0.0001 per share	NBA	NYSE American, LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	NBA WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 14, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of New Beginnings Acquisition Corp. (“NBA” or “Parent”), after considering the recommendations of management, concluded that NBA’s financial statements and other financial data as of December 31, 2020 and for the period from August 20, 2020 (inception) through December 31, 2020, included in NBA’s Annual Report on Form 10-K originally filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021 (the “Non-Reliance Period”) should not be relied upon because of errors identified therein, which are summarized below.

The errors that caused NBA to conclude that its financial statements and other financial information for the Non-Reliance Period should not be relied upon are the result of a misapplication of the guidance on accounting for certain of NBA’s issued Warrants (as defined below), which came to light when the staff of the SEC issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) dated April 12, 2021 (the “Statement”). The Statement addresses certain accounting and reporting considerations related to warrants of a kind similar to those contained in the Warrant Agreement, dated October 29, 2020, between NBA and Continental Stock Transfer & Trust Company, a New York Corporation, as warrant agent, entered into in connection with NBA’s initial public offering (the “IPO”). In light of the Statement, NBA’s management reevaluated the accounting treatment of (i) the 11,500,000 redeemable warrants that were included in the units issued by NBA in its IPO (the “Public Warrants”) and (ii) the 545,000 warrants that were included in the units issued to NBA’s sponsor in private placements in connection with the IPO (the “Placement Warrants,” and collectively with the Public Warrants, the “Warrants”), and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While NBA has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in NBA’s statement of operations.

Accordingly, investors, analysts and other persons should not rely upon NBA’s previously released financial statements and other financial data for the Non-Reliance Period. Similarly, the related press releases, Report of Independent Registered Public Accounting Firm on the financial statements as of December 31, 2020 and for the period from August 20, 2020 (inception) through December 31, 2020, and the stockholder communications, investor presentations or other communications describing the relevant portions of NBA’s financial statements for the Non-Reliance Period that need to be restated should no longer be relied upon. NBA will shortly file an amendment to its Annual Report on Form 10-K as of December 31, 2020 that includes the restated audited financial statements for the Non-Reliance Period and that corrects the errors and provides additional explanation of the changes.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with Marcum LLP, NBA’s independent registered public accounting firm.

Item 8.01	Other Events

NBA will file an amendment to its Annual Report on Form 10-K as of December 31, 2020 that includes the restated audited financial statements for the Non-Reliance Period.

Additional Information and Where to Find It

Parent intends to file with the SEC a registration statement on Form S-4, in which a joint consent solicitation/proxy statement/prospectus relating to the proposed business combination (collectively with the other transactions intended to be consummated in connection with the business combination, the “Transactions”) with Airspan Networks Inc. (the “Company”) will be included, which joint consent solicitation/proxy statement/prospectus will be mailed to its stockholders once definitive. This document does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary joint consent solicitation/proxy statement/prospectus and the amendments thereto and the registration statement on Form S-4 and other documents filed in connection with the Transactions, as these materials will contain important information about the Company, Parent and the Transactions. When available, the joint consent solicitation/proxy statement/prospectus and other relevant materials for the Transactions will be mailed to stockholders of Parent as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the preliminary joint consent solicitation/proxy statement/prospectus, the definitive joint consent solicitation/proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Parent and its directors and executive officers may be deemed participants in the solicitation of proxies from Parent’s stockholders with respect to the Transactions. A list of the names of those directors and executive officers and a description of their interests in Parent is contained in Parent’s annual report on Form 10-K for the fiscal year ended December 31, 2020, as filed on March 31, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA. Additional information regarding the interests of such participants will be contained in the joint consent solicitation/proxy statement/prospectus for the Transactions when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Parent in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Transactions will be included in the joint consent solicitation/proxy statement/prospectus for the Transactions when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, NBA’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Company’s industry and market sizes, future opportunities for Parent, the Company and the combined company, Parent’s and the Company’s estimated future results and the Transactions, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Transactions. Such forward-looking statements are based upon the current beliefs and expectations of NBA’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond NBA’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Parent’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Parent’s securities; (ii) the risk that the Transactions may not be completed by Parent’s business combination deadline and the potential failure to obtain an extension of the Parent’s business combination deadline if sought by Parent; (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Business Combination Agreement by the stockholders of Parent and the Company, the satisfaction of the minimum cash amount following redemptions by Parent’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the Transactions; (vii) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, performance and business generally; (viii) risks that the Transactions disrupt current plans and operations of the Company; (ix) the outcome of any legal proceedings that may be instituted against the Company or Parent related to the Business Combination Agreement or the Transactions; (x) the ability to maintain the listing of Parent’s securities on NYSE American; (xi) the price of Parent’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; (xiv) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that the Company is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on NYSE American or the New York Stock Exchange or if approved, maintain the listing.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond NBA’s control. All information set forth herein speaks only as of the date hereof in the case of information about Parent and the Company or the date of such information in the case of information from persons other than Parent or the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2021

NEW BEGINNINGS ACQUISITION CORP.

By:	/s/ Michael S. Liebowitz
Name: Michael S. Liebowitz
Title: Chief Executive Officer

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